Supplement to the

Strategic Advisers® Core Fund (FCSAX)

A Fund of Fidelity Rutland Square Trust II

STATEMENT OF ADDITIONAL INFORMATION

July 30, 2012

The information contained under the sub-heading "Diversification" in the section captioned "Investment Policies and Limitations" beginning on page 3 is hereby deleted in its entirety and the following has been added as a fundamental investment limitation for the fund.

Diversification

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

SAI-CORB-13-01  February 15, 2013
1.910404.106